Q3 FY17 FINANCIAL RESULTS CONFERENCE CALL May 9, 2017 at 5:00 pm ET Exhibit 99.2

SAFE HARBOR AND NON-GAAP Safe Harbor Statement This presentation contains certain comments that are “forward- looking” statements, including sales, GAAP diluted EPS, and non- GAAP diluted EPS, that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, changes in interest and exchange rates and regulatory regimes impacting our overseas operations, the failure of acquisitions to meet our expectations, the failure to manage and implement our organic growth strategy, credit risks involving our larger customers and vendors, termination of our relationship with key vendors or a significant modification of the terms under which we operate with a key vendor, the decline in demand for the products and services that we provide, reduced prices for the products and services that we provide due both to competitor and customer actions, and other factors set forth in the “Risk Factors” in contained in our annual report on Form 10-K for the year ended June 30, 2016, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward- looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non- GAAP measures, including non-GAAP operating income, non- GAAP operating margin, non-GAAP net income, non-GAAP diluted earnings per share, adjusted EBITDA, return on invested capital (“ROIC”) and net sales excluding the impact of foreign currency exchange rates and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 2

HIGHLIGHTS • Net sales of $814 million, +2% Y/Y • Net sales growth for WW Barcode, Networking & Security, +4% Y/Y, offset lower sales for WW Communications & Services, -2% Y/Y • GAAP EPS of $0.49, -9% Y/Y and non-GAAP EPS of $0.65*, +2% Y/Y Net Sales and EPS Within Forecast Range Progress on Key Opportunities for Growth Favorable Cash Flows and Investment in Business • For WW Barcode, Networking & Security, organic growth for all business units in North America and Europe • Progress on key opportunities for growth for 2017 – physical security, ScanSource KBZ, expanded channel for Communications, Intelisys growth • Q3 FY17 operating cash flow of $48 million; trailing 12-months operating cash flow of $112 million (up from $73 million for prior year TTM) • Continued to invest in high-growth, recurring revenue business with Intelisys’ purchase of Verizon partner program assets * See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

Q3 FY17 Q2 FY17 Q3 FY16 Y/Y Change Net sales $813.5 $904.8 $798.4 +2% Gross profit 92.7 98.5 84.5 +10% Gross profit margin % (of net sales) 11.4% 10.9% 10.6% +81 bps Operating income 20.0 23.3 21.6 -8% Non-GAAP operating income 26.2 29.6 25.3 +3% GAAP net income 12.4 23.0 14.0 -12% Non-GAAP net income 16.4 19.1 16.5 -1% GAAP diluted EPS $0.49 $0.91 $0.54 -9% Non-GAAP diluted EPS $0.65 $0.75 $0.64 +2% HIGHLIGHTS – Q3 FY17 4 $ in millions, except EPS

Q3 FY17 Q2 FY17 Q3 FY16 Net sales $549.0 $593.8 $528.0 Gross profit $45.9 $49.0 $45.7 Gross margin 8.4% 8.2% 8.7% Operating income $11.2 $12.1 $11.2 Operating income % 2.0% 2.0% 2.1% Non-GAAP operating income $12.3 $13.2 $12.2 Non-GAAP operating income % 2.2% 2.2% 2.3% Q3 FY16 Q3 FY17 Net Sales, $ in millions Up +4% Organic Growth, +3% WW BARCODE, NETWORKING & SECURITY 5 $ in millions Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. $528 $549

Q3 FY17 Q2 FY17 Q3 FY16 Net sales $264.6 $311.0 $270.4 Gross profit $46.8 $49.6 $38.7 Gross margin 17.7% 15.9% 14.3% Operating income $8.8 $11.5 $10.5 Operating income % 3.3% 3.7% 3.9% Non-GAAP operating income $13.9 $16.4 $13.1 Non-GAAP operating income % 5.2% 5.3% 4.9% WW COMMUNICATIONS & SERVICES 6 Q3 FY16 Q3 FY17 Net Sales, $ in millions Down (2)% Organic Growth, Down (7%) $ in millions $265 $270 Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration.

Q3 FY17 Q2 FY17 Q3 FY16 Accounts receivable (Q/E) $565.2 $620.6 $522.7 Days sales outstanding in receivables* 60* 60* 59 Inventory (Q/E) $514.2 $512.9 $568.2 Inventory turns 5.6 6.0 4.9 Accounts payable (Q/E) $437.2 $476.3 $431.9 Paid for inventory days* 12.5* 6.5* 17.2 Working capital (Q/E) (AR+INV–AP) $642.3 $657.1 $659.0 WORKING CAPITAL MEASURES $ in millions 7 * Excludes the impact of the Intelisys acquisition, which was completed 8/29/16

Q3 FY17 Q2 FY17 Q3 FY16 Adjusted EBITDA (QTR) $29.2 $32.6 $27.5 Adjusted ROIC (QTR)* 12.6% 13.8% 12.3% Operating cash flow, trailing 12-months $112.0 $128.4 $72.7 Cash and cash equivalents (Q/E) $62.2 $45.1 $40.8 Debt (Q/E) $113.9 $141.7 $79.8 Net debt to adjusted EBITDA, trailing 12-months 0.46x 0.88x 0.31x Shares repurchased – # of shares (QTR) -- 100,530 870,416 Shares repurchased – dollars (QTR) -- $3.5 $26.8 Cum. repurchases under plan – # shares (as of Q/E) 577,643 577,643 3,300,384 Cum. repurchases under plan – dollars (as of Q/E) $20.3 $20.3 $117.2 Remaining authorization under plan (as of Q/E) $99.7 $99.7 $2.8 CASH FLOW AND BALANCE SHEET HIGHLIGHTS $ in millions 8 * Excludes non-GAAP adjustments and change in fair value of contingent consideration.

Q4 FY17 OUTLOOK* 9 * Outlook as of May 9, 2017. Non-GAAP diluted EPS excludes amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs. Reflects the following FX rates: $1.07 to EUR 1.00 for the Euro, $0.32 to R$1.00 for the Brazilian real (R$3.125 to $1), and $1.27 to GBP 1.00 for the British pound. For the quarter ending June 30, 2017, excluding amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs:  Range from $860 million to $920 million  Range from $0.44 to $0.51 per share Net Sales GAAP Diluted EPS  Range from $0.64 to $0.71 per share Non-GAAP Diluted EPS

APPENDIX: NON-GAAP FINANCIAL INFORMATION 10 Operating Income, Pre-Tax Income, Net Income & EPS – QTR ($ in thousands) Quarter Ended March 31, 2017 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 19,978 $ 19,571 $ 12,424 $ 0.49 Adjustments: Amortization of intangible assets 4,217 4,217 2,774 0.11 Change in fair value of contingent consideration 1,960 1,960 1,194 0.05 Acquisition costs (a) - - - - Non-GAAP measure $ 26,155 $ 25,748 $ 16,392 $ 0.65 Quarter Ended December 31, 2016 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 23,275 $ 35,781 $ 23,036 $ 0.91 Adjustments: Amortization of intangible assets 4,165 4,165 2,740 0.11 Change in fair value of contingent consideration 1,791 1,791 1,000 0.04 Acquisition costs (a) 335 335 335 0.01 Non-GAAP measure - (12,777) (8,047) (0.32) $ 29,566 $ 29,295 $ 19,064 $ 0.75 Quarter Ended March 31, 2016 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 21,647 $ 21,353 $ 14,042 $ 0.54 Adjustments: Amortization of intangible assets 2,507 2,507 1,703 0.07 Change in fair value of contingent consideration 1,139 1,139 748 0.03 Acquisition costs (a) 29 29 29 - Non-GAAP measure $ 25,322 $ 25,028 $ 16,522 $ 0.64 (a) Acquisition costs are nondeductible for tax purposes.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 11 Net Sales, Constant Currency and Excluding Acquisitions – QTR ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Consolidated For the quarter ended March 31, 2017: Q3 FY17 net sales, as reported $ 548,971 $ 264,567 $ 813,538 Foreign exchange impact (a) (3,130) (3,707) (6,837) Q3 FY17 net sales, constant currency 545,841 260,860 806,701 Less: Acquisitions - (8,893) (8,893) Q3 FY17 net sales, constant currency excluding acquisitions $ 545,841 $ 251,967 $ 797,808 Q3 FY16 net sales, as reported $ 528,009 $ 270,395 $ 798,404 Less: Acquisitions - - - Q3 FY16 net sales, excluding acquisitions $ 528,009 $ 270,395 $ 798,404 Y/Y % Change: As reported 4.0% -2.2% 1.9% Constant currency 3.4% -3.5% 1.0% Constant currency, excluding acquisitions (organic growth) 3.4% -6.8% -0.1% (a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended March 31, 2017 into U.S. dollars using the weighted average foreign exchange rates for the quarter ended March 31, 2016.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 12 Highlights by Segment – Y/Y for Quarter Quarter Ended March 31, 2017 ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Corporate Consolidated Net sales $ 548,971 $ 264,567 $ - $ 813,538 GAAP operating income $ 11,175 $ 8,803 $ - $ 19,978 Adjustments: Amortization of intangible assets 1,098 3,119 - 4,217 Change in fair value of contingent consideration - 1,960 - 1,960 Acquisition costs - - - - Non-GAAP operating income $ 12,273 $ 13,882 $ - $ 26,155 GAAP operating income % (of net sales) 2.0% 3.3% n/m 2.5% Non-GAAP operating income % (of net sales) 2.2% 5.2% n/m 3.2% Quarter Ended March 31, 2016 (a) ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Corporate Consolidated Net sales $ 528,009 $ 270,394 $ - $ 798,404 GAAP operating income $ 11,160 $ 10,516 $ (29) $ 21,647 Adjustments: Amortization of intangible assets 1,036 1,471 - 2,507 Change in fair value of contingent consideration - 1,139 - 1,139 Acquisition costs - - 29 29 Non-GAAP operating income $ 12,196 $ 13,126 $ - $ 25,322 GAAP operating income % (of net sales) 2.1% 3.9% n/m 2.7% Non-GAAP operating income % (of net sales) 2.3% 4.9% n/m 3.2% n/m = not meaningful (a) Reflects reclassifications between segments for certain geographies to provide comparable financial information.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 13 Highlights by Segment – Prior Quarter Quarter Ended December 31, 2016 (a) ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Corporate Consolidated Net sales $ 593,833 $ 310,959 $ - $ 904,792 GAAP operating income $ 12,131 $ 11,479 $ (335) $ 23,275 Adjustments: Amortization of intangible assets 1,079 3,086 - 4,165 Change in fair value of contingent consideration - 1,791 - 1,791 Acquisition costs - - 335 335 Non-GAAP operating income $ 13,210 $ 16,356 $ - $ 29,566 GAAP operating income % (of net sales) 2.0% 3.7% n/m 2.6% Non-GAAP operating income % (of net sales) 2.2% 5.3% n/m 3.3% n/m = not meaningful (a) Reflects reclassifications between segments for certain geographies to provide comparable financial information.

APPENDIX: NON-GAAP FINANCIAL INFORMATION

Adjusted Return on Invested Capital

($ in thousands)

	Q3 FY17	Q2 FY17	Q1 FY17	Q4 FY16	Q3 FY16
Adjusted return on invested capital (ROIC), annualized (a)	**12.6%**	**13.8%**	**13.1%**	**10.1%**	**12.3%**
Reconciliation of Net Income to EBITDA					
Net income - GAAP	$ 12,424	$ 23,037	$ 14,816	$ 12,925	$ 14,042
Plus: Income taxes	7,147	12,744	7,908	5,678	7,311
Plus: Interest expense	780	912	589	440	694
Plus: Depreciation and amortization	6,880	6,588	5,224	4,584	4,281
EBITDA	27,231	43,281	28,537	23,627	26,328
Change in fair value of contingent consideration	1,960	1,791	169	(3,226)	1,139
Acquisition costs	-	335	498	553	29
Legal settlement, net of attorney fees	-	(12,777)	-	-	-
Adjusted EBITDA (numerator for ROIC)(non-GAAP)	$ 29,191	$ 32,630	$ 29,204	$ 20,954	$ 27,496
Invested Capital Calculation					
Equity - beginning of the quarter	$ 787,536	$ 773,161	$ 774,496	$ 757,374	$ 754,794
Equity - end of quarter	808,719	787,536	773,161	774,496	757,374
Add: Change in fair value of contingent consideration, net of tax	1,194	1,000	46	2,095)	748
Add: Acquisition costs, net of tax	-	335	498	553	29
Add: Legal settlement, net of attorney fees, net of tax	-	(8,047)	-	-	-
Average equity	798,725	776,993	774,101	765,164	756,473
Average funded debt (b)	137,597	162,483	107,718	71,577	146,213
Invested capital (denominator for ROIC)(non-GAAP)	$ 936,322	$ 939,476	$ 881,819	$ 836,741	$ 902,686

Notes:
(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.
(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

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APPENDIX: NON-GAAP FINANCIAL INFORMATION 15 Forecasted Range for EPS – Q4 FY17 Outlook ($ in thousands) Forecast for Quarter ending June 30, 2017 Range Low Range High GAAP diluted EPS $ 0.44 $ 0.51 Adjustments: Amortization of intangible assets 0.10 0.10 Change in fair value of contingent consideration 0.10 0.10 Non-GAAP diluted EPS $ 0.64 $ 0.71